                                                                   EXHIBIT 10.24
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                             OMEGA HOLDINGS, INC.



                                 -------------

                            STOCKHOLDERS AGREEMENT

                                 -------------




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

                               Table of Contents


1. Definitions..............................................................  1

2.  Voting Agreement........................................................  2
       2.1.  Election of Directors..........................................  2
       2.2.  Removal........................................................  2
       2.3.  Successors.....................................................  2
       2.4.  Significant Transactions.......................................  2
       2.5.  The Company....................................................  3
       2.6.  Designation of Proxy...........................................  3
       2.7.  Period.........................................................  3

3.  Tag Along and Drag Along Rights.........................................  3
       3.1.  Tag Along......................................................  3
       3.2.  Drag Along.....................................................  7
       3.3.  Miscellaneous..................................................  8
       3.4.  Period......................................................... 10

4. Lender and Other Share Transfer Rights................................... 11
       4.1.  Transfer Restrictions on Lender Shares......................... 11
       4.2.  Transfer Restrictions on Other Shares.......................... 11
       4.3.  Lock-Ups....................................................... 12
       4.4.  Period......................................................... 13

5. Management Stockholder Transfer Rights................................... 13
       5.1.  Transfers to Immediate Family.................................. 13
       5.2.  Transfer Upon Death............................................ 13
       5.3.  Transfer to Charitable Trust................................... 13
       5.4.  Other Permitted Transfers...................................... 14
       5.5.  Lock-Ups....................................................... 14
       5.6.  Period......................................................... 14

6. Management Holder Call Options........................................... 14
       6.1.  Grant of Call Option........................................... 15
       6.2.  Exercise of Call Option........................................ 15
       6.3.  Call Option Closing............................................ 15
       6.4.  Grant of Put Option............................................ 16
       6.5.  Exercise of Put Option......................................... 16
       6.6.  Put Option Closing............................................. 17
       6.7.  Termination of Call and Put Options............................ 17

7.  Certain Future Equity Financings of the Company.......................... 17
       7.1.  Right of Participation.......................................... 18
       7.2.  Termination..................................................... 21

8.  Registration Rights...................................................... 21
       8.1   Demand Registration Rights for Sponsor Shares and Lender Shares..21
       8.2   Piggyback Registration Rights................................... 25
       8.3   Certain Other Provisions........................................ 27
       8.4   Indemnification and Contribution................................ 33

9.  Certain Issuances and Transfers, Etc..................................... 37
       9.1   Transfers to Permitted Transferees.............................. 37
       9.2   Other Transfers and Issuances................................... 37

10. Remedies................................................................. 38
       10.1  Generally....................................................... 38
       10.2  Deposit......................................................... 38

11. Legends.................................................................. 38
       11.1  Issuance Legends................................................ 38
       11.2  Restrictive Legends............................................. 39
       11.3  1933 Act Legends................................................ 40
       11.4  Stop Transfer Instruction....................................... 40
       11.5  Termination of Certain Restrictions............................. 40

12. Amendment, Termination, Etc.............................................. 40
       12.1  Oral Modifications.............................................. 40
       12.2  Written Modifications........................................... 40
       12.3  Termination..................................................... 41

13. Definitions.  For purposes of this Agreement............................. 41
       13.1  Certain Matters of Construction................................. 41
       13.2  Cross Reference Table........................................... 41
       13.3  Certain Definitions............................................. 43

14. Miscellaneous............................................................ 51
       14.1  Authority; Effect............................................... 51
       14.2  Notices......................................................... 51
       14.3  Binding Effect, etc............................................. 53
       14.4  Descriptive Headings............................................ 53
       14.5  Counterparts.................................................... 54
       14.6  Severability.................................................... 54

Omega Holdings, Inc.                                      Stockholders Agreement
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
        14.7  Joint and Several Liability of
              the Company and its Subsidiaries............................... 53
        14.8  Accredited Investors........................................... 53

15.  Governing Law........................................................... 54
        15.1  Governing Law.................................................. 54
        15.2  Consent to Jurisdiction........................................ 54
        15.3  Waiver of Jury Trial........................................... 54
        15.4  Reliance....................................................... 55

Omega Holdings, Inc.                                     Stockholders Agreement
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                            Stockholders Agreement

   This Stockholders Agreement (the "Agreement") is made as of June 13, 1997 by and among:

    (i)   Omega Holdings, Inc., a Delaware corporation (the "Company");

    (ii) Mezzanine Lending Associates III, L.P. and BCC Industrial Services, Inc. (the "Initial Sponsors");

    (iii) The management employees of the Company and its subsidiaries whose signatures appear on the signature pages hereto (collectively, the "Initial Management Stockholders");

    (iv)  Robert J. Bertch (the "Initial Other Stockholder");

    (v) West Street Fund I, L.L.C. and Citicorp (USA), Inc. (the "Initial Lender Stockholders");

    (vi) American National Bank and Trust Company of Chicago, as Trustee of the Rabbi Trust Agreement (the "Trustee"); and

    (vii) The parties to the Rabbi Trust Agreement whose signatures appear on the signature pages hereto (collectively, the "Rabbi Trust Participants"), solely for purposes of Section 2 of the Agreement.

                                    Recitals

   The parties believe that it is in the best interests of the Company and the Stockholders to: (i) provide that the Shares shall be transferable only upon compliance with the terms hereof; (ii) provide the Company with certain rights and obligations with respect to the purchase of the Shares under certain circumstances; (iii) provide for certain rights and obligations with respect to the voting of Shares; and (iv) set forth their agreements on certain other matters.

                                 Agreement

   Therefore, the parties hereto hereby agree as follows:

1. Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 13 hereof.

Omega Holdings, Inc.                                     Stockholders Agreement
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2.  Voting Agreement.

    2.1. Election of Directors. Each holder of Shares (other than Management Shares) agrees to cast all votes to which such party is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, as follows:

          2.1.1. Number of Directors.  To fix the number of members of the board
                -------------------
    of directors of the Company (the "Board") at 5 or such other number as may be specified from time to time by the Majority Sponsors.

          2.1.2. Election of Directors. To elect as directors of the Company
                 ---------------------

          (a) such individuals (the "Sponsor Directors") as the Majority Sponsors shall designate; and

          (b) the chief executive officer of the Company;

   2.2. Removal. The Sponsor Directors may not be removed without the consent of Majority Sponsors. No other director at any time in office may be removed without the consent of a majority of the then outstanding Shares.

   2.3. Successors. In the event a director shall cease to serve for any reason, then, (i) in the case of a Sponsor Director, the Majority Sponsors shall have the right to designate a successor, and (ii) in the case of any other director, the remaining directors shall have the right to nominate a successor. Each holder of Shares shall, upon receipt of notice identifying such nominee, promptly take all action necessary to cause the appointment of such nominee to the Board pursuant to the Company's by-laws and Certificate of Incorporation, each as amended and in effect from time to time; provided that the holders of Management Shares shall not be obligated to so act.

   2.4. Significant Transactions. Each holder of Shares (other than Management Shares) agrees to vote, or consent with respect to, its Shares, in the manner specified by the Majority Sponsors with respect to the following:

          2.4.1. Authorization or issuance of any equity security;

          2.4.2. Amendment, modification or repeal of the Company's Certificate of Incorporation;

          2.4.3. Any merger or consolidation of the Company into or with another corporation, or any sale, lease, exchange, or other conveyance of all or substantially all the

Omega Holdings, Inc.                                     Stockholders Agreement
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assets of the Company;

        2.4.4. Declaration or distribution of any dividend on any series of capital stock of the Company;

        2.4.5. Increase in the number of shares that the Company is authorized to issue under its Stock Option Plan or establishment of or increase in the number of shares that the Company is authorized to issue under any similar or successor plan or any restricted stock or similar plan; and

        2.4.6. Exercise of any of the Sponsors' rights under Sections 3.1 or 3.2 of this Agreement.

   2.5. The Company. The Company agrees not to give effect to any action by any holder of Shares or any other Person which is in contravention of this
Section 2.

   2.6. Designation of Proxy.  In order to effectuate the provisions of this
Section 2 and in addition to and not in lieu of Sections 2.1 through 2.4 hereof, each holder of Other Shares and each holder of Lender Shares hereby irrevocably constitutes and appoints: the Majority Sponsors as attorney and proxy, with, subject to the consent of the Majority Sponsors, full power of substitution, to receive all notices, and to represent, vote and consent, with respect to all Shares held by such holder, in such manner as said proxies may, in the exercise of their sole and absolute discretion, determine, and without any prior notice to such holder (provision of such notice concurrently or promptly after the taking of any such action being deemed sufficient for all purposes and any requirement for prior notice being expressly waived by such holder), whether or not said representation, vote or consent benefits the interests of any of said proxies, but only with respect to any and all of the matters specified in Sections 2.1 through 2.4.

   2.7. Period. The foregoing provisions of this Section 2 shall expire upon the closing of the Initial Public Offering, except that such provisions shall continue to apply to any transaction in respect of which Section 3.1 or Section
3.2 may apply.

3.  Tag Along and Drag Along Rights.

   3.1. Tag Along. No holder of Sponsor Shares (each such holder, a "Prospective Sponsor Seller") shall Transfer (a "Sale") any such Shares to any Person (each, a "Prospective Buyer") except in the manner and on the terms set forth in this Section 3.1. Any attempted Transfer of Sponsor Shares not permitted by this Section 3 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

       3.1.1. Notice.  A written notice (the "Tag Along Notice") shall be
              ------
   furnished by all of the Prospective Sponsor Sellers to each other holder of Shares (the "Tag Along Offerees") not less than thirty (30) nor more than forty-five (45) days prior to each such proposed Transfer. The Tag Along Notice shall include:

           (a) The principal terms and conditions of the proposed Sale insofar as it relates to the holders of the Common Stock, including the number of Shares to be purchased from the Prospective Sponsor Sellers, the percentage of the total number of Sponsor Shares outstanding as of immediately prior to giving effect to such Sale held by all holders of Sponsor Shares which such number of Shares constitutes (the "Tag Along Sale Percentage"), the maximum and minimum per share purchase price (which minimum price shall be at least 95% of the maximum price) and the name and address of the Prospective Buyer; and

           (b) An offer by the Prospective Sponsor Sellers to include, at the option of each Tag Along Offeree, in the Sale to the Prospective Buyer such number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Tag Along Offeree) owned by such Tag Along Offeree determined in accordance with Section
       3.1.2 hereof, on the same terms and conditions, with respect to each Share Transferred, as the Prospective Sponsor Sellers shall sell each of their Shares.

       3.1.2.  Exercise.  Within fifteen (15) days after the effectiveness of
               --------
   the Tag Along Notice, each Tag Along Offeree desiring to accept the offer contained in the Tag Along Notice (each a "Participating Seller") shall send a written commitment to the Prospective Sponsor Sellers specifying the number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Participating Seller) which such Participating Seller desires to have included in the Sale. Each Tag Along Offeree who has not so accepted such offer shall be deemed to have waived all of his rights with respect to the Sale, and the Prospective Sponsor Sellers and the Participating Sellers shall thereafter be free to sell to the Prospective Buyer, at a price no greater than the maximum price nor less than the minimum price set forth in the Tag Along Notice and on other principal terms which are substantially identical to those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerees. If (a) prior to consummation, the terms of such proposed Sale shall change with the result that the price is greater than the maximum price or less than the minimum price set forth in the Tag Along Notice or the other principal terms shall not be substantially identical to those set forth in the Tag Along Notice, or (b) at the end of the forty-fifth (45th) day following the date of the effectiveness of the Tag Along Notice the Prospective Sponsor Sellers have not completed the Sale (other than as a result of a breach of this Agreement by a Participating Seller), then it shall be necessary for a separate Tag Along Notice (a

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------


   "Supplemental Tag Along Notice") to be furnished, and the terms and provisions of this Section 3.1 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.1; provided, however, that in the case of such a Supplemental Tag Along Notice, the applicable period referred to in Section 3.1.1 shall be not less than ten
   (10) days and the applicable period referred to in Section 3.1.2 shall be three (3) business days.

       The acceptance of each Participating Seller shall be irrevocable except as hereinafter provided, and each such Participating Seller shall be bound and obligated to sell in the Sale on the same terms and conditions, with respect to each Share Sold, as the Prospective Sponsor Sellers, such number of Shares as such Participating Seller shall have specified in such Participating Seller's written commitment. In the event the Prospective Sponsor Sellers shall be unable to obtain the inclusion in the Sale of the entire number of Shares which the Prospective Sponsor Sellers and each Participating Seller desires to have included in the Sale (as evidenced in the case of the Prospective Sponsor Sellers by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's written commitment), the number of Shares to be sold in the Sale by the Prospective Sponsor Sellers and each Participating Seller shall be reduced on a pro rata basis according to the proportion which the number of Shares which each such Seller desires to have included in the Sale bears to the total number of Shares desired by all such Sellers to have included in the Sale.

       If at the end of the forty-fifth (45th) day following the date of the effectiveness of the Tag Along Notice or the most recent Supplemental Tag Along Notice the Prospective Sponsor Sellers have not completed the Sale (other than as a result of a breach of this Agreement by a Participating Seller), then each Participating Seller shall be released from his obligations under his written commitment, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 3.1 separately complied with, in order to consummate such Sale pursuant to this Section 3.1.

       The Company will not effect any transfer of Shares to any Prospective Buyer, and will instruct the transfer agent for the Common Stock not to effect any such transfer of Shares, to which this Section 3.1 applies until the Company and the transfer agent have received evidence of the giving of a Tag Along Notice and other evidence reasonably satisfactory to it that the provisions of this Section 3.1, if applicable to such transfer, have been complied with.

       3.1.3.  Excluded Transactions.  Notwithstanding the foregoing, (i) the
               ---------------------
   preceding provisions of this Section 3.1 shall not restrict any Transfer pursuant to the provisions of

Omega Holdings, Inc.                                     Stockholders Agreement
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   Section 3.2 of this Agreement; (ii) no holder of Shares other than the Lender
   Stockholders shall have any right of participation pursuant to the provisions of this Section 3.1 or otherwise with respect to any Transfer of Sponsor Shares to an Affiliated Fund; and (iii) no holder of Shares (including without limitation the Lender Stockholders) shall have any right of participation pursuant to the provisions of this Section 3.1 or otherwise with respect to any Transfer of Sponsor Shares:

           (a) by a Sponsor or an Affiliated Fund pro rata to its partners;

           (b) in a Public Offering or pursuant to Rule 144;

           (c) not made for value;

           (d) with respect to which the Sponsors exercise their "drag along" rights under Section 3.2 of this Agreement; or

           (e) if, after giving effect to such Transfer, the holders of Sponsor Shares will continue to own not less than 95% of the Sponsor Shares originally issued to or held by such holders;

provided that the recipient of Sponsor Shares Transferred pursuant to clause
(ii) or (iii)(a) or (c) has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Sponsor Shares to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and a party hereto as a holder of Sponsor Shares.

       3.1.4.  Application of Tag Along Rights to Shares held by Certain
               ---------------------------------------------------------
   Transferees.  If Sponsor Shares are Transferred to any Person in a
   -----------
   transaction that required the furnishing of a Tag Along Notice pursuant to this Section 3.1 and in which a majority of the holders of Lender Shares do not transfer any Lender Shares (a "Specified Sponsor Share 3.1 Transfer"), then the Majority Lender Stockholders may by notice to the Company within fifteen (15) days of the effectiveness of such Tag Along Notice elect that the foregoing provisions of this Section 3.1 shall apply to any Transfer of such former Sponsor Shares by such Person (but not to any further Transfer by any Person, other than an Affiliate of such Person, who acquires such former Sponsor Shares directly or indirectly from such Person) to the same extent as if such former Sponsor Shares were Sponsor Shares hereunder, and, in the event of such an election, no such Specified Sponsor Share 3.1 Transfer shall be effective until such Person acquiring such former Sponsor Shares therein has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the former Sponsor Shares to be received by such Person are subject to all the provisions of this

Omega Holdings, Inc.                                     Stockholders Agreement
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   Section 3.1 to the same extent as if such former Sponsor Shares were
   Sponsor Shares hereunder (it being understood, however, that (a) such Transferred former Sponsor Shares shall not be treated as "Sponsor Shares" for any other purposes of this Agreement, including without limitation
   Section 3.2 or any Transfer by a holder of actual Sponsor Shares under
   Section 3.1 or any calculation of the number, or a percentage, of actual Sponsor Shares, and (b) in connection with a Transfer of former Sponsor Shares under this Section 3.1 as contemplated by the foregoing provisions of this Section 3.1.4, the holders of actual Sponsor Shares shall be entitled to receive the Tag Along Notice, and shall have all other rights under Section
   3.1 in respect of such Transfer of such former Sponsor Shares by such Person as if the holders of actual Sponsor Shares were holders of shares other than Sponsor Shares).

   3.2. Drag Along. Each holder of Shares hereby agrees, if requested by the Majority Sponsors, to sell a specified percentage (which if any Lender Shares are then outstanding shall be 100% unless the Majority Lender Stockholders consent to a lower percentage) (the "Drag Along Percentage") of such Shares to one or more Persons other than an Affiliated Fund (each, a "Prospective Buyer") in the manner and on the terms set forth in this Section 3.2 in connection with the Sale by one or more holders of Sponsor Shares (each such holder, a "Prospective Sponsor Seller") of the Drag Along Percentage of the Sponsor Shares then outstanding to the Prospective Buyer.

       3.2.1.  Exercise.  If the Majority Sponsors elect to exercise their
               --------
   rights under this Section 3.2, a written notice (the "Drag Along Notice") shall be furnished by the Prospective Sponsor Sellers to each other holder of Shares. The Drag Along Notice shall set forth the principal terms of the proposed Sale insofar as it relates to the holders of the Common Stock, including the number of Shares to be purchased from the Prospective Sponsor Sellers, the Drag Along Percentage, the maximum and minimum purchase price and the name and address of the Prospective Buyer. If the Prospective Sponsor Sellers consummate the Sale to which reference is made in the Drag Along Notice, each other holder of Shares (each a "Participating Seller") shall be bound and obligated to sell the Drag Along Percentage of its or his Shares in the Sale on the same terms and conditions, with respect to each Share Transferred, as the Prospective Sponsor Sellers shall sell each Sponsor Share in the Sale. If at the end of the sixtieth (60th) day following the date of the effectiveness of the Drag Along Notice the Prospective Sponsor Sellers have not completed the Sale (other than as a result of a breach of this Agreement by a Participating Seller), each Participating Seller shall be released from his obligation under the Drag Along Notice, the Drag Along Notice shall be null and void, and it shall be necessary for a separate Drag Along Notice to be furnished and the terms and provisions of this Section 3.2 separately complied with, in order to consummate such Sale pursuant to this
   Section 3.2.

Omega Holdings, Inc.                                     Stockholders Agreement
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   3.2.2.  Fairness Opinions in Certain Circumstances.
           ------------------------------------------

       3.2.2.1.  Opinion.  In the case of a proposed Sale pursuant to Section
                 -------
   3.2 to a Prospective Buyer that is an Affiliated Sponsor Buyer, in the event that (i) the Majority Management and Other Stockholders and the Majority Lender Stockholders, or (ii) the Majority Lender Stockholders, give notice to the Prospective Sponsor Sellers and the Company of a request for a fairness opinion within five (5) business days after the effectiveness of the Drag Along Notice with respect thereto, then the Company shall engage an Independent Investment Banking Firm to furnish to the holders of Management Shares and Other Shares and/or the holders of Lender Shares, as the case may be, a written opinion to the effect that the minimum purchase price set forth in the Drag Along Notice is fair to the holders of such Shares from a financial point of view (a "Section 3.2.2 Opinion"). Failure to deliver a
   Section 3.2.2 Opinion asserting fairness of such minimum purchase price, when required pursuant to this Section 3.2.2, shall relieve each holder of Shares of its obligation to sell Shares in connection with the Sale contemplated by the applicable Drag Along Notice.

       3.2.2.2.  Selection of Investment Banking Firm.  The Independent
                 ------------------------------------
   Investment Banking Firm to provide the Section 3.2.2 Opinion shall be selected by Prospective Sponsor Sellers holding a majority of the Sponsor Shares held by the Prospective Sponsor Sellers. One half of the aggregate of all fees and costs of such Independent Investment Banking Firm shall be borne by the Non-Sponsor Stockholders (or, if such request was made only by the Majority Lender Stockholders, then by the Lender Stockholders), and one half of such fees and costs shall be borne by the Company.

   3.3. Miscellaneous. The following provisions shall apply to any Sale to which reference is made in Section 3:

       3.3.1.  Certain Legal Requirements.  In the event the consideration to be
               --------------------------
   paid in exchange for Shares in the proposed Sale pursuant to Section 3.1 or
   Section 3.2 includes any securities and the receipt thereof by a Participating Seller that is not an "accredited investor" as defined in Regulation D (a "Non-Accredited Seller") would require under applicable law either (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D in an offering made pursuant to Regulation D solely to accredited investors, the Prospective Sponsor Sellers shall be obligated only to use their reasonable efforts to cause the requirements under Regulation D to be complied with to the extent necessary to permit such Non-Accredited Seller to receive such securities, but shall not have any obligation to effect a registration of such securities under the Securities Act or similar state statutes. If use of reasonable efforts would not result in

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

   the applicable requirements being complied with to the extent necessary to permit such Non-Accredited Seller to receive such securities, the Prospective Sponsor Sellers may, at the option of Prospective Sponsor Sellers holding a majority of the Shares held by the Prospective Sponsor Sellers, either: (i) cause to be paid to such Non-Accredited Seller in lieu thereof, against surrender of the Shares (in accordance with Section 3.3.4 hereof) which would have otherwise been sold by such Non-Accredited Seller to the Prospective Buyer in the Sale, an amount in cash equal to the Fair Market Value of the securities which such Non-Accredited Seller would otherwise receive as of the date of the issuance of such securities in exchange for Shares, or (ii) elect to exclude such Non-Accredited Seller from the Sale, in which event the Prospective Sponsor Sellers shall have no obligation to such Non-Accredited Seller, except that in connection with a proposed Sale pursuant to Section
           ------
   3.1, any Non-Accredited Seller may elect to be excluded from the Sale pursuant to clause (ii) rather than receiving cash pursuant to clause (i). The obligation of the Prospective Sponsor Sellers to use reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit a Non-Accredited Seller to receive such securities shall be conditioned on such Non-Accredited Seller executing such documents and instruments, and taking such other actions (including, without limitation, if required by the Prospective Sponsor Sellers, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Prospective Sponsor Sellers shall reasonably request in order to permit such requirements to be complied with. Each Participating Seller agrees to take such actions as the Prospective Sponsor Sellers shall reasonably request in order to permit such requirements to be complied with, and no Participating Seller shall have the right to require that such Participating Seller receive cash in lieu of securities on grounds that such requirements have not been complied with.

       3.3.2.  Further Assurances.  Each Participating Seller shall, whether in
               ------------------
   his capacity as a Participating Seller, Stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Sale pursuant to Section 3.1 or Section 3.2 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Prospective Sponsor Sellers and the Prospective Buyer; provided, however, that no Participating Seller shall be obligated to become liable in respect of any representations, warranties or indemnities to the Prospective Buyer except to the extent provided in the next succeeding sentence. Without limiting the generality of the foregoing, each Participating Seller agrees to execute and deliver such agreements as

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

   may be reasonably specified by the Prospective Sponsor Sellers to which such Prospective Sponsor Sellers will also be party, including, without limitation, an agreement by such Participating Seller to (a) make individual representations, warranties and indemnities as to the unencumbered title to its Shares and authority to transfer such Shares and (b) be liable in respect of any representations, warranties and indemnities given in the Sale by the Prospective Sponsor Sellers; provided, however, that, except with respect to individual representations, warranties and indemnities of holders of Shares, the aggregate amount of such liability shall not exceed such Participating Seller's pro rata portion of any such liability, in accordance with such Participating Seller's portion of the total number of Shares included in the Sale, such liability to be calculated applying all deductibles, baskets and other limitations on indemnity available to the Prospective Sponsor Sellers.

       3.3.3.  Expenses.  All costs and expenses incurred by any holder of
               --------
   Shares or the Company in connection with any proposed Sale pursuant to this
   Section 3 (whether or not consummated), including, without limitation, all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company; provided, however, that in no event shall the Company be obligated (i) to pay in excess of an aggregate of $15,000 in respect of the fees and expenses of one separate legal counsel or other advisors retained by or on behalf of any and all Participating Sellers holding Lender Shares or
   (ii) to pay in excess of an aggregate of $10,000 in respect of the fees and expenses of one separate legal counsel or other advisors retained by or on behalf of any and all Participating Sellers holding Management Shares and Other Shares. In each case, any such fees and expenses in excess of such limit shall be borne by such holders.

       3.3.4.  Closing.  The closing of a Sale pursuant to Section 3.1 or 3.2
               -------
   shall take place at such time and place as the Prospective Sponsor Sellers shall specify by notice to each Participating Seller. At the closing of any Sale under this Section 3, each Participating Seller shall deliver the certificates evidencing the Shares to be sold by such Participating Seller, duly endorsed, or with stock powers duly endorsed, for transfer with signature guaranteed, free and clear of any liens or encumbrances, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

   3.4. Period. The provisions of this Section 3 shall expire on the first date prior to the Company's Initial Public Offering upon which the Sponsor Shares (together with all former Sponsor Shares, if any, to which the requirement of furnishing a Tag Along Notice pursuant to Section 3.1.4 is then applicable) shall constitute less than twenty percent (20%) of all voting Equivalent Shares, or, if such provisions have not expired pursuant to the preceding clause at the time of the Company's Initial Public Offering, on the earlier of (i) the first date on which there shall exist a Significant Public Float or (ii) such date as the managing underwriter in the

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

Company's Initial Public Offering or any subsequent Public Offering shall specify, subject to the consent of the Majority Sponsors and the Majority Lenders; provided that the provisions of Sections 3.1 and 3.2 shall not expire unless the provisions of both Sections 3.1 and 3.2 expire simultaneously.

4. Lender and Other Share Transfer Rights.

   4.1.  Transfer Restrictions on Lender Shares.  Any holder of Lender Shares
         --------------------------------------
may, subject to Section 11, Transfer such Shares to any Person, provided such Transfer complies with the applicable federal and state securities laws. Any attempted Transfer of Lender Shares not permitted by this Section 4 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

   4.2.  Transfer Restrictions on Other Shares.  No holder of Other Shares
         -------------------------------------
shall Transfer any such Shares to any Person who directly or indirectly (a) owns, manages, operates, controls or participates in any manner in the ownership, management, operation or control of, or is connected as an officer, employee, partner, director, principal, consultant, agent or otherwise with, or has any financial interest in, or aids or assists any other Person in the conduct of, any business, venture or activity which competes with, any business, venture or activity being conducted or proposed to be conducted by the Company or any group, division or Affiliate of the Company (a "Competitor"). Any holder of Other Shares (the "Proposed Transferor") may, subject to Section 11, Transfer such Shares to any Person (the "Proposed Purchaser") other than a Competitor, provided such Transfer complies with the applicable federal and state securities laws, and provided further that, if the proposed Transfer is not pursuant to a Public Offering or to the public through a broker, dealer or market maker under pursuant to Rule 144, the Other Shares proposed to be sold (the "Offered Shares") are first offered for purchase to the Company in the manner and on the terms set forth in this Section 4.2. The provisions of this Section 4.2 shall not restrict any Transfer permitted by Section 3 or of the type described in
Section 5.4.1 or to a wholly-owned subsidiary of the holder. Any attempted Transfer of Other Shares not permitted by this Section 4.2 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

       4.2.1.  Offer.  A Proposed Transferor desiring to transfer Other Shares
               -----
pursuant to this Section 4 shall deliver a notice (the "Offer Notice") to the Company. The Offer Notice shall include:

       4.2.1.1. the number of Offered Shares, the price therefor (which may only be cash), and (if known) the name and address of the Proposed Purchaser;

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

       4.2.1.2. a written offer by the Proposed Transferor to sell all but not less than all of the Offered Shares to the Company in accordance with the terms of this Section 4, for the price per share set forth in the Offer Notice; and

       4.2.1.3. a date and time for closing the sale to the Company if all the Offered Shares are accepted for purchase by the Company, which shall not be fewer than 30 nor more than 75 days from the date the Offer Notice is given.

       4.2.2. Time and Manner of Exercise by Offeree; Closing. If the Company shall desire to accept the offer contained in the Offer Notice, the Company shall send a Binding Commitment to the Proposed Transferor within 30 days after the giving of the Offer Notice. The closing of the sale of the Offered Shares by the Proposed Transferor to the Company shall take place at the principal office of the Company at the time designated in the Offer Notice.

       4.2.3. Payment of Purchase Price. At the closing of any purchase and sale of the Offered Shares under this Section 4.2, the Proposed Transferor shall deliver the Offered Shares, duly endorsed for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any stock transfer tax stamps affixed, and the Company shall deliver to the Proposed Transferor the purchase price relating to the Offered Shares.

       4.2.4. Sale to Proposed Purchaser; Continued Applicability of this Agreement. If the Company does not exercise its purchase rights within the specified period, then, for a 90-day period after the termination of the 30-day period referred to in Section 4.2.2 hereof, the Proposed Transferor may sell, in substantial accordance with the Offer Notice (but not in any event for less than the price specified in the Offer Notice or for consideration other than cash), all (but not less than all) the Offered Shares to the Proposed Purchaser, whereupon the Offered Shares sold to the Proposed Purchaser shall no longer be subject to, or entitled to the benefits of, the provisions of this Section 4 or any other provision of this Agreement. If such sale is not so consummated within such 90-day period, the Offered Shares shall continue to be subject to all the provisions of this Agreement.

   4.3. Lock-Ups. Notwithstanding any other provision hereof, no holder of Lender Shares or Other Shares shall Transfer any Shares, other shares of Common Stock, or any Convertible Securities or Options for a period (a) beginning seven days immediately preceding and ending on the 180th day following the date of the prospectus in the Initial Public Offering, and (b) beginning seven days immediately preceding and ending on the 90th day following the date of the prospectus in any other Public Offering, without the prior written consent of the underwriters managing the offering; provided, however, that the provisions of this Section 4.3 shall not prohibit any Transfers (i) pursuant to Sections
3.1 or 3.2 or (ii) among any Affiliates, provided that the transferee Affiliate agrees to be bound by the terms of this Agreement, including without limitation this Section 4.3.

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

   4.4. Period. The provisions of Sections 4.1 and 4.2, but not Section 4.3, shall expire on the first date prior to the Company's Initial Public Offering upon which the Sponsors own less than twenty-five percent (25%) of all voting Equivalent Shares, or, if such provisions have not expired pursuant to the preceding clause at the time of the Company's Initial Public Offering, at such time as the managing underwriter in the Company's Initial Public Offering or any subsequent Public Offering shall specify, subject to the consent of the Majority Sponsors.

5. Management Stockholder Transfer Rights. No holder of Management Shares shall Transfer any of such Shares to any other Person except as permitted by this Section 5 (subject to Section 11 hereof and subject, in the case of Options, to any additional transfer restrictions applicable thereto). Any attempted Transfer of Management Shares not permitted by this Section 5 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

   5.1. Transfers to Immediate Family. Any holder of Management Shares may Transfer any of his or her Management Shares to a Member of the Immediate Family of such holder; provided, however, that no such Transfer shall be effective until such Member of the Immediate Family has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Management Shares to be received by such Member of the Immediate Family are subject to all the provisions of this Agreement and that such Member of the Immediate Family is bound hereby and a party hereto as a holder of Management Shares.

   5.2. Transfer Upon Death. Upon the death of any holder of Management Shares, the Management Shares held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, successors, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder; provided, however, that no such Transfer shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Management Shares to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and a party hereto as a holder of Management Shares.

   5.3. Transfer to Charitable Trust. Any holder of Management Shares may Transfer any or all of his Management Shares to a charitable trust; provided, however, that no such Transfer shall be effective until the trustees of such trust have delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Management Shares to be received by such trust are subject to all the provisions of this Agreement and that the trustees and the trust are bound hereby and a party hereto as a holder of Management Shares.

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

   5.4. Other Permitted Transfers. Any holder of Management Shares may Transfer any or all Management Shares held by him as set forth below:

       5.4.1. Sponsors and Company.  Any holder of Management Shares may
              --------------------
   Transfer any or all of such Management Shares (i) to any Sponsor, or (ii) with the Board's approval, to the Company or any subsidiary of the Company or to any other Management Stockholder.

       5.4.2.  Calls, Etc.  Any holder of Management Shares may Transfer such
               -----------
   Management Shares pursuant to Section 6.

       5.4.3.  Tag Alongs, Drag Alongs, etc. Any holder of Management Shares may
               ----------------------------
   Transfer any or all of such Management Shares in accordance with the provisions, terms and conditions of Section 3 hereof.

       5.4.4.  Sales to Public.  Any holder of Management Shares may Transfer
               ---------------
   any or all of such Management Shares in a Public Offering or to the public through a broker, dealer or market maker pursuant to Rule 144.

       5.4.5.  Transfers by Rabbi Trust.  The Trustee may Transfer Management
               ------------------------
   Shares to the Rabbi Trust Participants pursuant to the Rabbi Trust Agreement and the Plan.

   5.5. Lock-Ups. Notwithstanding any other provision hereof, no holder of Management Shares shall Transfer any Management Shares, other shares of Common Stock or any Convertible Securities or Options for a period beginning seven days immediately preceding and ending on the 180th day following the date of the prospectus in any Public Offering without the prior written consent of the underwriters managing the offering; provided, however, that the provisions of this Section 5.5 shall not prohibit any Transfers under Sections 3.1, 3.2, 5.1, 5.2, 5.3, 5.4.1, 5.4.2, 5.4.3 or 5.4.5, provided that, in the case of Transfers under Sections 5.1, 5.2, 5.3 or 5.4.5, the transferee agrees to be bound by the terms of this Agreement, including without limitation this Section 5.5.

   5.6. Period. The provisions of Sections 5.1 through 5.4, but not Section 5.5, shall expire on the first date prior to the Company's Initial Public Offering upon which the Sponsors own less than twenty-five percent (25%) of all voting Equivalent Shares, or, if such provisions have not expired pursuant to the preceding clause at the time of the Company's Initial Public Offering, at such time as the managing underwriter in the Company's Initial Public Offering or any subsequent Public Offering shall specify, subject to the consent of the Majority Sponsors.

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

6. Management Holder Call Options and Put Options.

   6.1. Grant of Call Option. Each holder of Management Shares (including without limitation each holder that received such Shares pursuant to a Transfer) hereby grants to the Company and one or more Designated Persons an option (a "Call Option"), upon the occurrence of a Termination Event with respect to the Officer Management Stockholder to whom (or in respect of whom) such Management Shares were originally issued, to purchase all, but not less than all, the Management Shares then held by each such holder at a price per share (determined as of the date of the relevant Termination Event) equal to the lower of the Book Value Price or the Fair Market Value, except that (a) if the Termination Event is the termination of the employment of such Officer Management Stockholder as a result of his death, Disability, Retirement, termination of employment by the Company without Cause, or termination of employment by such Officer Management Stockholder with Good Reason, the purchase price shall be the Fair Market Value, and (b) if the Termination Event is the termination of the employment of such Officer Management Stockholder with Cause, the purchase price shall be the lower of the Book Value Price or the original cost of such Management Shares.

   6.2. Exercise of Call Option. The Board may elect to cause the Company or one or more Designated Persons, or any combination thereof, to purchase all or any portion of the Management Shares subject to the Call Option by delivering written notice to the holder(s) of such Management Shares within thirty (30) days after the later of the Termination Event and the determination of the repurchase price in connection with the Termination Event. Such notice shall set forth the number of Management Shares to be acquired from each holder, the aggregate consideration to be paid for such Management Shares, the identity of the purchaser, and the time and place for the closing of such purchase.

   6.3. Call Option Closing. The closing of the purchase of Management Shares pursuant to the exercise of a Call Option shall occur 20 business days after the date of the notice of exercise thereof, at the principal office of the Company at 11:00 a.m. local time, or at such other time and location as the parties to such purchase may mutually determine. At the closing, the holders of Management Shares subject to the Call Option shall deliver to the Company or the Designated Persons, as the case may be, a certificate or certificates representing the Management Shares subject to the Call Option, duly endorsed for transfer and with signatures guaranteed, free and clear of any lien or encumbrance, with any necessary stock transfer tax stamps affixed, against payment of the purchase price by certified or bank check; provided that if the payment of such purchase price, or the payment to the Company of dividends with which to pay such purchase price, is then obstructed by the Credit Agreement or any other instrument evidencing or governing any indebtedness for money borrowed by the Company or its subsidiaries, then payment may be made in full or in part by delivery of a Call Note in the form of Exhibit 6.3 (a "Call Note") having an
                                       -----------
aggregate principal amount equal to

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

the portion of the purchase price represented by such Call Note; and provided further that in the case of Management Shares that constitute Common Stock originally issued on or after the date of the Termination Event for the relevant Officer Management Stockholder pursuant to (or issued with respect to Management Shares originally issued on or after the date of such Termination Event pursuant
to) an Option, the Company may in its sole discretion pay all or any part of such purchase price that would otherwise be payable in cash at such closing by delivery of a Call Note, and such Call Note shall, subject to the foregoing and as provided therein, be payable in full upon the consummation of any transaction (other than a Public Offering) immediately following which the holders of the Common Stock issued and outstanding following the Merger on the effective date hereof and their Affiliates shall own less than fifty percent (50%) of all such shares of Common Stock (including without limitation all shares issued by the Company in respect of such shares by way of stock dividend, stock split or combination of shares).

   6.4. Grant of Put Option. The Company hereby grants to each Officer Management Stockholder (excluding, for the avoidance of doubt, the Trustee) an option (a "Put Option"), upon the occurrence of a Put Event with respect to such Officer Management Stockholder, to require the Company to purchase all, but not less than all, of the Management Shares then held by such Officer Management Stockholder (or by a Permitted Transferee to whom such Management Shares were Transferred pursuant to Section 5.1) at a price per share (determined as of the date of the relevant Put Event) equal to the lower of the Book Value Price or the Fair Market Value.

   6.5. Exercise of Put Option. An Officer Management Stockholder may elect to cause the Company (which may cause part or all of its purchase obligations hereunder to be fulfilled by one or more Designated Persons), to purchase all of the Management Shares subject to his Put Option (including without limitation any shares held by a Permitted Transferee to whom such Management Shares were Transferred pursuant to Section 5.1) by delivering written notice to the Company within thirty (30) days after the later of the Put Event and the determination of the repurchase price in connection with the Put Event (the "Expiration Date"); provided that if such Officer Management Stockholder shall die before the Expiration Date, such election may be made by such Officer Management Stockholder's estate, executor, administrator, or personal representative, as the case may be, and if such notice would otherwise be required to be delivered earlier than the ninetieth (90th) day after such death, then the time within which such notice must be delivered shall be extended to such ninetieth (90th) day. Such notice shall set forth the number of Management Shares to be acquired from the holders thereof, the aggregate consideration to be paid for such Management Shares, and the time and place for the closing of such purchase. If the Company elects to have any part of the purchase made by Designated Persons, the Company will promptly notify the Officer Management Stockholder of the identity of such purchaser(s). Section 5 shall not restrict any Transfer made in accordance with this Section.

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

   6.6. Put Option Closing. The closing of the purchase of Management Shares pursuant to the exercise of a Put Option shall occur 20 business days after the date of the notice of exercise thereof, at the principal office of the Company at 11:00 a.m. local time, or at such other time and location as the parties to such purchase may mutually determine. At the closing, the Officer Management Stockholder exercising the Put Option shall deliver to the Company or the Designated Persons, as the case may be, a certificate or certificates representing the Management Shares subject to the Put Option, duly endorsed for transfer and with signatures guaranteed, free and clear of any lien or encumbrance, with any necessary stock transfer tax stamps affixed, against payment of the purchase price by certified or bank check; provided that if the payment of such purchase price, or the payment to the Company of dividends with which to pay such purchase price, is then obstructed by the Credit Agreement or any other instrument evidencing or governing any indebtedness for money borrowed by the Company or its subsidiaries, then payment may be made in full or in part by delivery of a Call Note having an aggregate principal amount equal to the portion of the purchase price represented by such Call Note; and provided further that in the case of Management Shares that constitute Common Stock originally issued on or after the date of the Put Event for the relevant Officer Management Stockholder pursuant to (or issued with respect to Management Shares originally issued on or after the date of such Put Event pursuant to) an Option, the Company may in its sole discretion pay all or any part of such purchase price that would otherwise be payable in cash at such closing by delivery of a Call Note, and such Call Note shall, subject to the foregoing and as provided therein, be payable in full upon the consummation of any transaction (other than a Public Offering) immediately following which the holders of the Common Stock issued and outstanding following the Merger on the effective date hereof and their Affiliates shall own less than fifty percent (50%) of all such shares of Common Stock (including without limitation all shares issued by the Company in respect of such shares by way of stock dividend, stock split or combination of shares).

   6.7. Termination of Call and Put Options. The provisions of this Section 6 shall expire on the earliest of: (a) the first date prior to the Company's Initial Public Offering on which the Sponsors own less than twenty-five percent (25%) of all voting Equivalent Shares or (b) immediately following the closing of the Issuance of Common Stock by the Company pursuant to the Initial Public Offering.

7. Certain Future Equity Financings of the Company. The Company shall not issue or sell any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of its capital stock, issue or grant any rights (either preemptive or other) to subscribe for or to purchase, or any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its capital stock or any stock or securities convertible into or exchangeable for any shares of its capital stock, or grant stock appreciation or other equity equivalent rights, in each case to any Initial Sponsor or to any Affiliated Sponsor Buyer or Affiliated Fund (each an "Issuance" of "Subject

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

Securities"), except in compliance with the following provisions of this Section 7; provided, however, that the provisions of this Section 7 shall not apply (a) to any issuance, pro rata to all holders of Common Stock, of Common Stock (or securities convertible into or exchangeable for, or options to purchase, Common Stock) or other securities or rights as a dividend on, subdivision of, or other distribution in respect of, the Common Stock or (b) to any issuance or sale pursuant to options, warrants or rights for, or securities convertible into, other securities, in each case if such options, warrants, rights or convertible securities either (i) were outstanding as of the date hereof and are listed on
Schedule 7 or (ii) were issued after the date hereof and the provisions of this
----------
Section 7 were complied with in connection with the issuance of such securities.

   7.1.  Right of Participation.

       7.1.1.  Offer. Not less than thirty (30) nor more than forty-five (45)
               -----
   days prior to each proposed Issuance, a notice (the "Participation Notice") shall be furnished by the Company to each holder of Lender Shares (but only if, on the fifth business day before such notice is given, there are fewer than seventy-five (75) holders of Lender Shares), Management Shares and Other Shares (collectively, the "Participating Purchaser Offerees"). The Participation Notice shall include:

           (i) The principal terms and conditions of the proposed Issuance, including without limitation the amount and kind of Subject Securities to be included in the Issuance, the percentage of the total number of Shares outstanding as of immediately prior to giving effect to such Issuance which the number of Shares held by such Participating Purchaser Offeree constitutes (the "Participation Portion"), the maximum and minimum per unit of the Subject Securities (which minimum price shall be at least 95% of the maximum price), the name and address of the Persons to whom the Subject Securities will be Issued (the "Proposed Buyers") and the other principal terms of the proposed Issuance; and

           (ii) An offer by the Company to Issue, at the option of each Participating Purchaser Offeree, to such Participating Purchaser Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Participating Purchaser Offeree (not to exceed the Participation Portion of the total amount of Subject Securities to be included in the Issuance) determined as provided in Section 7.1.2, on the same terms and conditions, with respect to each unit of Subject Securities issued to the Participating Purchaser Offerees, as each of the Proposed Buyers shall be Issued each of his, her or its units of Subject Securities.

       7.1.2.  Time and Manner of Exercise by Offerees.  Each Participating
               ---------------------------------------
   Purchaser Offeree desiring to accept the offer contained in the Participation Notice shall send a

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

   written commitment to the Company specifying the amount of Subject Securities (not in any event to exceed the Participation Portion of the total amount of Subject Securities to be included in the Issuance) which such Participating Purchaser Offeree desires to be issued within fifteen (15) days after effectiveness of the Participation Notice (each Participating Purchaser Offeree who so accepts the offer contained in the Participation Notice being referred to herein as a "Participating Buyer"). Each Participating Purchaser Offeree who has not so accepted such offer shall be deemed to have waived all of his rights with respect to the Issuance, and the Company shall thereafter be free to Issue in the Issuance (provided that the Issuance is consummated not later than the sixtieth (60th) day after the effective date of the applicable Participation Notice) to the Proposed Buyers, at a price no greater than the maximum price nor less than the minimum price set forth in the Participation Notice and on other principal terms which are substantially identical to those set forth in the Participation Notice, without any further obligation to include such non-accepting Participating Purchaser Offerees in the Issuance. If (a) prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be greater than the maximum price or less than the minimum price set forth in the Participation Notice or the other principal terms shall not be substantially identical to those set forth in the Participation Notice, or (b) at the end of the forty-fifth (45th) day following the date of the effectiveness of the Participation Notice the Company has not completed the Issuance (other than as a result of a breach of this Agreement by a Participating Buyer), then it shall be necessary for a separate Participation Notice (a "Supplemental Participation Notice") to be furnished, and the terms and provisions of this
   Section 7.1 separately complied with, in order to consummate such proposed Issuance pursuant to this Section 7.1; provided, however, that in the case of such a Supplemental Participation Notice, the applicable period referred to in Section 7.1.1 shall be not less than ten (10) days and the applicable period referred to in Section 7.1.2 shall be three (3) business days.

       The acceptance of each Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities Issued, as the Proposed Buyers, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment.

       If at the end of the forty-fifth (45th) day following the date on which the Participation Notice or the most recent Supplemental Participation Notice was given the Company has not completed the Issuance (other than as a result of a breach of this Agreement by a Participating Buyer) as provided in the foregoing provisions of this Section 7, each Participating Buyer shall be released from his obligations under the written commitment, the Participation Notice shall be null and void, and it shall be

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

   necessary for a separate Participation Notice to have been furnished, and the terms and provisions of this Section 7.1 separately complied with, in order to consummate an Issuance pursuant to this Section 7.1, unless the failure to complete the Issuance resulted from any failure by any Participating Purchaser Offeree to comply in any material respect with the terms of this
   Section 7.

       7.1.3.  Certain Legal Requirements.  In the event the participation by
               --------------------------
   any Participating Purchaser Offeree that is not an "accredited investor" as defined in Regulation D (a "Non-Accredited Buyer") as a Participating Buyer would require under applicable law (i) the registration or qualification of any securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Issuance of any information other than such information as would be required under Regulation D in an offering made pursuant to said Regulation D solely to accredited investors, the Company shall be obligated only to use its reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit such Non-Accredited Buyer to receive such securities. Notwithstanding any provisions of this Section 7, if use of reasonable best efforts shall not have resulted in such requirements being complied with to the extent necessary to permit such Non-Accredited Buyer to receive such securities, the Company may exclude any such Non-Accredited Buyer from participation in the Issuance. The obligation of the Company to use reasonable best efforts to cause such requirements to have been complied with to the extent necessary to permit a Non-Accredited Buyer to receive such securities shall be conditioned on such Non-Accredited Buyer executing such documents and instruments, and taking such other actions (including without limitation, if required by the Company on advice of its counsel, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Company shall reasonably request in order to permit such requirements to have been complied with. Each Participating Buyer agrees to take such actions as the Company shall reasonably request in order to permit such requirements to have been complied with.

       7.1.4.  Special Rule in Certain Circumstances.  In the event that the
               -------------------------------------
   participation of any Proposed Buyer in an Issuance is conditioned upon the purchase by such Proposed Buyer of any securities (including without limitation debt securities) other than Subject Securities ("Other Offered Securities"), the Company may require as a condition to the participation in the Issuance by the Participating Purchaser Offerees that such Participating Purchaser Offerees acquire in the Issuance, together with the Subject Securities to be acquired by them, Other Offered Securities in the same proportion to the Subject Securities to be acquired by them as Other Offered Securities are acquired by each Proposed Buyer in proportion to the Subject Securities acquired in the Issuance by

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

   such Proposed Buyer, on the same terms and conditions (except as specifically otherwise provided in this Section 7.1) as to each unit of Subject Securities and Other Offered Securities issued to the Participating Purchaser Offerees, as each of the Proposed Buyers shall be issued each of his, her or its units of Subject Securities and Other Offered Securities.

       7.1.5.  Closing.  Each Participating Buyer shall take such actions and
               -------
   execute such documents and instruments as shall be reasonably necessary or desirable in order to consummate the Issuance expeditiously and on the same terms as the Proposed Buyers; provided, however, that in the event the consideration payable by the Proposed Buyers in the Issuance for Subject Securities (or, if applicable, Other Offered Securities) includes any securities or other property other than cash, at the option of each Participating Buyer, such Participating Buyer may deliver, in lieu of such securities or other property other than cash, cash in the amount equal to the then Fair Market Value of such consideration constituting securities or other property other than cash. The closing of the purchase and sale of a Participation Portion shall occur prior to or concurrently with the closing of the Issuance.

       At the closing of any Issuance under this Section 7.1, each of the Participating Buyers shall be delivered the notes, certificates or other instruments evidencing the Subject Securities (and, if applicable, Other Offered Securities) to be Issued to such Participating Buyer, registered in the name of such Participating Buyer or his or its designated nominee, free and clear of any Liens, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

   7.2. Termination. The foregoing provisions of this Section 7 shall terminate on the earliest of: (a) the first date prior to the Company's Initial Public Offering on which the Sponsors own less than twenty-five percent (25%) of all voting Equivalent Shares and (b) immediately upon the closing of the Issuance of Common Stock by the Company pursuant to the Initial Public Offering.

8. Registration Rights. The Company will perform and comply, and cause each of their respective subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each holder of Registrable Securities will perform and comply with such of the following provisions as are applicable to such holder.

8.1  Demand Registration Rights for Sponsor Shares and Lender Shares.

       8.1.1  Registration on Request of Holders of Sponsor Shares.  One or more
              ----------------------------------------------------
   holders of Sponsor Shares representing at least 25% of the total amount of Sponsor Shares then outstanding ("Initiating Sponsors") may, by notice to the Company specifying

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

   the intended method or methods of disposition (which may not include a shelf registration), request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Sponsors (for purposes of this Agreement, "Registrable Sponsor Securities" shall mean Registrable Securities constituting Sponsor Shares). Promptly after receipt of such notice, the Company will give notice of such requested registration to all other holders of Registrable Securities. The Company will then use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Sponsors together with all other Registrable Securities which the Company has been requested to register either pursuant to Section 8.2 or by other holders of Registrable Sponsor Securities by notice delivered to the Company within 20 days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 8.1.1:

               (a) Within 180 days immediately following the effective date of any registration statement pertaining to an underwritten public offering containing any securities to be sold by the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans) or to an underwritten public offering containing any Lender Shares;

               (b) If the Company has previously effected four registrations of Registrable Securities under this Section 8.1.1; provided, however, that no registrations of Registrable Securities which shall not have become and remained effective in accordance with the provisions of this Section 8, and no registrations of Registrable Securities pursuant to which the Initiating Sponsors and all other holders of Registrable Sponsor Securities joining therein are not able to include at least 90% of the Registrable Securities which they desired to include, shall be included in the calculation of numbers of registrations contemplated by this clause (b); or

               (c) If the Registration under this Section 8.1.1 covers less than 5% of the Registrable Securities then outstanding and the proposed aggregate offering price to the public of the Registrable Securities to be included in the registration by all holders is less than $3,000,000.

       8.1.2  Registration on Request of Holders of Lender Shares.  At any time
              ---------------------------------------------------
   after the earlier of (a) the seventh anniversary of the Closing or (b) 180 days after the Initial

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

   Public Offering, one or more holders of Lender Shares representing at least 25% of the total amount of Lender Shares then outstanding (as to such registration, the "Initiating Lenders") may, by notice to the Company specifying the intended method or methods of disposition (which may not include a shelf registration), request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities constituting Lender Shares ("Registrable Lender Securities"). Promptly after receipt of such notice, the Company will give notice of such requested registration to all other holders of Registrable Securities. The Company will then use its best efforts to effect the registration under the Securities Act of the Registrable Lender Securities which the Company has been requested to register by such Initiating Lenders together with all other Registrable Securities which the Company has been requested to register either pursuant to Section 8.2 or by other holders of Registrable Lender Securities by notice delivered to the Company within 20 days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Lender Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Lender Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 8.1.2:

               (a) Within 180 days immediately following the effective date of any registration statement pertaining to an underwritten public offering containing any securities to be sold by the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans) or to an underwritten public offering containing any Sponsor Shares;

               (b) If the Company has previously effected two registrations of Registrable Securities under this Section 8.1.1; provided, however, that no registrations of Registrable Securities which shall not have become and remained effective in accordance with the provisions of this Section 8, and no registrations of Registrable Securities pursuant to which the Initiating Lenders and all other holders of Registrable Lender Securities joining therein are not able to include at least 90% of the Registrable Lender Securities which they desired to include, shall be included in the calculation of the number of registrations contemplated by this clause (b); or

               (c) If on the date of such request there shall exist a Significant Public Float, no holder of Lender Shares shall own more than 1% of the total number of Equivalent Shares outstanding, and the Lender Shares held by the Initiating Lenders may be sold pursuant to Rule 144(k).

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

       8.1.3  Form. Each registration requested pursuant to Section 8.1.1 or
              ----
   Section 8.1.2 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Sponsor Securities to be included in the registration statement in question (the "Majority Participating Sponsors") or, in the case of a registration initiated by Initiating Lenders, by holders of at least a majority of the Registrable Lender Securities to be included in the registration statement in question (the "Majority Participating Lenders"), as the case may be.

       8.1.4  Payment of Expenses. All expenses incident to the Company's
              -------------------
   performance of or compliance with this Section 8.1, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and expenses of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), (iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depositary Trust Company and of printing prospectuses), messenger, telephone and delivery expenses of the Company,
   (iv) fees and expenses of counsel for the Company and (subject to the provisions of Section 8.2.2 hereof) for the sellers of the Registrable Securities, of all independent certified public accountants for the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than the Company and the selling holders), (v) the cost of securities acts liability insurance if the Company so desires and (vi) fees and expenses of other Persons retained by the Company, but excluding any applicable transfer taxes (all such expenses being herein called "Registration Expenses") will be borne by the Company regardless of whether the registration statement becomes effective. The Company, in any event, will pay the Company's own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts,

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

   retained by the Company. In each case, the holders of securities to be included in the relevant registration will (regardless of whether the registration statement becomes effective) pay (x) all underwriting discounts and (y) all other fees and expenses not expressly required to be paid by the Company.

       8.1.5  Additional Procedures.  In the case of a registration pursuant to
              ---------------------
   Section 8.1.1 or Section 8.1.2, respectively, whenever the Majority Participating Sponsors or the Majority Participating Lenders, as applicable, shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section
   8.1 or 8.2.1. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to Section 8.1 or 8.2.1 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Sponsors and such holder) to the extent provided herein. Each seller of Registrable Securities shall furnish to the Company such information (including without limitation information regarding the distribution of such securities) as the Company may from time to time reasonably request in writing. If requested by such underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

   8.2  Piggyback Registration Rights.

        8.2.1  Piggyback Registration.
               ----------------------

           8.2.1.1  General.  If the Company at any time proposes to register
                    -------
       any of its securities under the Securities Act, for its own account or for the account of any holder of its securities, including without limitation a registration effected pursuant to Section 8.1, for sale in a Public Offering, the Company will each such time give notice to all holders of Registrable Securities of its intention to do so. Any such holder may by written response delivered to the Company within 20 days after the effectiveness of such notice request that all or a specified part of the Registrable Securities held by such holder be included in such registration. Such response shall also specify the intended method of disposition of such Registrable Securities. The Company thereupon will use its best efforts to cause to be included in such registration under the Securities Act all Registrable Securities which the Company

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

       has been so requested to register by such holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

           8.2.1.2  Excluded Transactions.  The Company shall not be obligated
                    ---------------------
       to effect any registration of Registrable Securities under this Section
       8.2 incidental to the registration of any of its securities in connection with:

               (a) Any Public Offering relating to employee benefit plans or dividend reinvestment plans.

               (b) Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses.

               (c) Any public offering of debt securities or preferred stock of the Company pursuant to a registration statement under the Securities Act.

       8.2.2  Payment of Expenses. All Registration Expenses incident to the
              -------------------
   Company's performance of or compliance with Section 8.1 or this Section 8.2 will be borne by the Company regardless of whether the registration statement becomes effective; provided, however, that the Company shall not be required
   (i) to pay in excess of an aggregate of $35,000 in respect of the fees and expenses of one separate legal counsel or other advisors retained by or on behalf of any and all holders of Lender Shares or (ii) to pay in excess of an aggregate of $20,000 in respect of the fees and expenses of one separate legal counsel or other advisors retained by or on behalf of any and all holders of Management Shares and Other Shares. In each case, any such fees and expenses in excess of such limit shall be borne by such holders.

       8.2.3  Additional Procedures.  Holders of Registrable Securities
              ---------------------
   participating in any Public Offering pursuant to Section 8.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Shares in such Public Offering, including, without limitation, furnishing to the Company such information (including without limitation information regarding the distribution of such securities) as the Company may from time to time reasonably request in writing, being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection with such Public Offering and being liable in respect of the representations and warranties by, and the other agreements (including customary selling stockholder indemnifications and "lock-up" agreements) on the part of, the Company and any other selling shareholders to and for the benefit of the underwriters in such underwriting agreement; provided, however, that (i) with respect to individual

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

   representations, warranties and agreements of sellers of Shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder's net proceeds from such offering and (ii) with respect to all other representations, warranties and agreements of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder's pro rata portion of any such liability, in accordance with such holder's portion of the total number of Shares included in the offering.

   8.3  Certain Other Provisions.

        8.3.1  Cutbacks.  Notwithstanding the foregoing provisions of this
               --------
   Section 8, if the Company is advised in good faith by any managing underwriter of securities being offered pursuant to any Public Offering under this Section 8 that the number of shares requested to be sold in such Public Offering is greater than the number of such shares which can be included in such Public Offering without materially adversely affecting such Public Offering, the shares to be included in such offering shall be reduced to the extent requested by such managing underwriter as provided in this Section 8.3.1.:

           8.3.1.1  Company Registration Rights or IPO.  Upon registration by
                    ----------------------------------
       the Company of securities for its own account as contemplated by Section
       8.2 or in the case of registration for an Initial Public Offering, shares to be included in such offering shall be reduced in the following order and fashion:

                    (i) first, securities other than Registrable Securities requested to be included in the Public Offering by Persons other than the Company, if any, shall be reduced pro rata (based on the number of Equivalent Shares requested to be included by such Persons);

                    (ii) second, Registrable Securities requested to be included in the Public Offering by Persons other than the Company, if any, shall be reduced pro rata (based on the number of Equivalent Shares requested to be included by such Persons); and

                    (iii) third, securities proposed to be included by the Company shall be reduced.

               8.3.1.2  Demand Registration Rights.  Upon the exercise of demand
                        --------------------------

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

          registration rights pursuant to Section 8.1 (except in the case of registration for an Initial Public Offering), the shares to be included in such offering shall be reduced in the following order and fashion:

                    (i) first, securities other than Registrable Securities requested to be included in the Public Offering by Persons other than the Company, if any, shall be reduced pro rata (based on the number of Equivalent Shares requested to be included by such Persons);

                    (ii) second, securities requested to be included in the
               Public Offering by the Company, if any, shall be reduced; and

                    (iii) third, Registrable Securities requested to be included by Persons holding such Registrable Securities shall be reduced pro rata (based on the number of Equivalent Shares requested to be included by such Persons).

          8.3.2  Other Actions.  In the case of each request for registration of
                 -------------
     any Registrable Securities as provided in this Section 8, the Company will use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement or registration statements relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements (including, if applicable, financial statements of any Person that shall have guaranteed any indebtedness of the Company) required by the Commission to be filed therewith, cooperate and assist in any filings required to be made with the NASD, and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or any amendments or supplements thereto, the Company will furnish to counsel for the holders of the Registrable Securities covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review by such holders and underwriters, and the Company will not file any registration statement or any amendments or supplements thereto to which the holders of a majority of the Registrable Securities to be included in such registration or such managing underwriters, if any, shall reasonably object in writing;

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

          (b) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for 90 days, or such shorter period as will terminate when all Registrable Securities covered by such registration statement have been sold; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus; the Company shall not be deemed to have used its best efforts to keep such registration statement effective during the applicable period if it voluntarily takes any action that would result in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law, provided that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section (k), if applicable;

          (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (n) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event that makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (e) if requested in writing by the managing underwriter or underwriters or a

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (f) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy (or copy with conformed signatures) of the registration statement and any post-effective amendment thereto, including financial statements and schedules all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject or take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     certificates representing such Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as such managing underwriters may request in writing at least two business days prior to any sale of such Registrable Securities to the underwriters;

          (j) use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other U.S. state of federal governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities pursuant to the registration statement;

          (k) upon the occurrence of any event contemplated by paragraph (c)(6) above, prepare a supplement or post-effective amendment to the related registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the holders of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (l) cause all Registrable Securities covered by a registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

          (m) not later than the effective date of the registration, provide a CUSIP number for all Registrable Securities to be included in such registration and provide the transfer agent with printed certificates for such Registrable Securities that are in a form eligible for deposit with The Depositary Trust Company;

          (n) enter into such agreements (including an underwriting agreement on customary terms) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities to be included in such registration) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in

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Omega Holdings, Inc.                                      Stockholders Agreement
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     underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to such holders and underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 8.4 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) the Company shall deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company. The above shall be done at each closing under such underwriting agreement as and to the extent required thereunder;

          (o) make available for inspection by a representative of the holders of a majority of the Registrable Securities to be included in such registration, any underwriter participating in any disposition of such Registrable Securities, and any attorney or accountant retained by such holders or underwriters, if any, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration;

          (p) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements for the Company satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statements shall cover said 12-month periods; and

          (q) promptly after to the filing of any document that is to be incorporated by reference into the registration statement or prospectus (after initial filing of the registration statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available to the extent reasonably necessary for discussion of such document with such selling holders and underwriters.

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Omega Holdings, Inc.                                      Stockholders Agreement
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          8.3.3  Selection of Managing Underwriters and Counsel.  In the case of
                 ----------------------------------------------
     any registration proposed by the Company for the Public Offering of securities for its own account, the managing underwriters, if any, and legal counsel to the Company with respect thereto shall be selected by the Company. In the case of any registration pursuant to Section 8.1.1, the Majority Participating Sponsors shall select the managing underwriters, if any, and the Company shall select legal counsel to the Company with respect thereto. In the case of any registration pursuant to Section 8.1.2, the Majority Participating Lenders shall, subject to Section 8.3.4, select the managing underwriters, if any, and the Company shall select legal counsel to the Company with respect thereto.

          8.3.4  Conversion to Company Registration.  In the case of any
                 ----------------------------------
     registration pursuant to Section 8.1.2, the Company may, in its sole discretion, elect to include securities for its own account in such registration and change such registration into a Company primary registration, in which case (a) the first sentence of Section 8.3.3 shall govern the selection of underwriters and counsel, (b) such registration shall be treated for all purposes as a registration by the Company of securities for its own account, and (c) such registration shall not be counted for purposes of determining the number of registrations to which the Lender Stockholders are entitled pursuant to Section 8.1.2 nor otherwise treated for any purpose as a registration made pursuant to
     Section 8.1.

          8.4  Indemnification and Contribution.

          8.4.1  Indemnities of the Company.  In the event of any registration
                 --------------------------
     of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 8 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries pursuant to which securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries, including without limitation reports required or other documents filed under the Exchange Act, the Company will, and hereby does, and will cause its subsidiaries, jointly and severally to, indemnify and hold harmless each seller of Registrable Securities, any other holder of Shares who is or might be deemed to be a controlling Person of the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which

                                      -33-
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Omega Holdings, Inc.                                      Stockholders Agreement
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     such Covered Person may be or become subject under the Securities Act, the
     Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities
     (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state or common law rule or regulation applicable to the Company or to any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Registrable Securities, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the extent reasonable and customary, if requested. The indemnities of the Company and of its subsidiaries contained in this Section 8.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

          8.4.2  Indemnities to the Company.  The Company and any of its
                 --------------------------
     subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 8, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its subsidiaries, each director

                                      -34-
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Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (each such person being also referred to herein as a "Covered Person" ), with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including without limitation reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if and solely to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries, or any such director, officer or controlling Person and shall survive any transfer of securities.

          8.4.3  Indemnification Procedures.  Promptly after receipt by a
                 --------------------------
     Covered Person of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 8.4, such Covered Person will, if a claim in respect thereof is to be made by such Covered Person against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any Covered Person to give notice to such indemnifying party as provided herein shall not relieve any indemnifying party of its obligations under the foregoing provisions of this Section 8.4, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against a Covered Person, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Covered Person (who shall not, except with the consent of the Covered Person, be counsel to such an indemnifying party), and after notice from an indemnifying party to such Covered Person of its election so to assume the defense thereof, such indemnifying party will not be liable to such Covered Person for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if (i) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Covered Person, or (ii) the Covered Person reasonably determines that there may be a conflict between the positions of such indemnifying party and the Covered Person in conducting the defense

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Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     of such action or if the Covered Person reasonably concludes that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case counsel for the Covered Person shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the Covered Person and such indemnifying party shall employ separate counsel for its own defense), the indemnifying party shall bear the legal or other expenses incurred by the Covered Person in connection with the conduct of the defense of such claim. In any event, the Covered Person shall be entitled to have counsel chosen by such Covered Person participate in, but not conduct, the defense and the indemnifying party shall bear the legal expenses incurred in connection with such participation. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such Covered Person in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Covered Person of a release from all liabilities in respect of such claim or litigation. Any indemnifying party that is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all Persons entitled to indemnification by such indemnifying party with respect to such claim, unless in the reasonable judgment of such Person a conflict of interest may exist between such Person and any other Person entitled to indemnification hereunder with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          8.4.4  Contribution.  If the indemnification provided for in Sections
                 ------------
     8.4.1 or 8.4.2 hereof is unavailable to a party that would have been a Covered Person under any such Section, or is insufficient to hold it harmless, in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall contribute to the amount paid or payable by such Covered Person as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Covered Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Covered Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement

                                      -36-
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Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 8.4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8.4.4 shall include any legal or other expenses reasonably incurred by such Covered Person in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          8.4.5  Limitation on Liability of Holders of Registrable Securities.
                 ------------------------------------------------------------
     The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 8.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such holder in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

9.   CERTAIN ISSUANCES AND TRANSFERS, ETC.

     9.1 Transfers to Permitted Transferees. Each holder of Shares agrees that it will not transfer any Shares to any Permitted Transferee unless such Permitted Transferee has delivered to the Company a written acknowledgment and agreement that the Shares to be received by such Permitted Transferee are subject to all of the provisions of this Agreement as Sponsor Shares, Management Shares, Lender Shares or Other Shares hereunder, as the case may be, and that such Permitted Transferee is bound by and a party to this Agreement to the same extent as if it were an original signatory hereto as a Stockholder hereunder; provided, however, that no transfer by any party to a Permitted Transferee shall relieve such party of any of its obligations hereunder.

     9.2 Other Transfers and Issuances. Notwithstanding any other provision of this Agreement, (i) Shares transferred in compliance with the provisions of
Section 3.1 (other than clause (ii) or (iii)(a) or (c) of Section 3.1.3 or in a Public Offering or distributed to the public through a broker, dealer or market maker pursuant to Rule 144, and except as provided by Section 3.1.4) shall be conclusively deemed thereafter not to be Shares under this Agreement and not to be subject to any of the provisions hereof or entitled to the benefit of any of the provisions hereof.

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Omega Holdings, Inc.                                      Stockholders Agreement
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10.  REMEDIES.

     10.1 Generally. The Company, the holders of Sponsor Shares, the holders of Lender Shares, the holders of Other Shares, and the holders of Management Shares shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     10.2 Deposit. Without limiting the generality of Section 10.1, if any holder of Lender Shares, Management Shares, or Other Shares fails to deliver to the Company the certificate or certificates evidencing Shares to be sold pursuant to Section 3.2 hereof or, in the case of Management Shares, pursuant to any Call Option, the Company may, at its option, in addition to all other remedies it may have, deposit the purchase price for such Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of One Hundred Million Dollars ($100,000,000) (the "Escrow Agent") and the Company shall cancel on its books the certificate or certificates representing such Shares and thereupon all of such holder's rights in and to such Shares shall terminate. Thereafter, upon delivery to the Company by such holder of the certificate or certificates evidencing such Shares (duly endorsed, or with stock powers duly endorsed, for transfer, with signature guaranteed, free and clear of any liens or encumbrances, and with any stock transfer tax stamps affixed), the Company shall instruct the Escrow Agent to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Company) to such holder.

11.  LEGENDS.

     11.1 Issuance Legends.

     Each certificate representing Sponsor Shares shall have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following Sponsor:
     _______________________.

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Omega Holdings, Inc.                                      Stockholders Agreement
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     Each certificate representing Lender Shares shall have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following Lender:
     _________________________.

     Each certificate representing Management Shares (other than those issued pursuant to an Option) shall have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following Management Stockholder: _________________________.

     Each certificate representing Management Shares issued pursuant to an Option shall have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following Management Stockholder pursuant to the exercise of a stock option:
     _________________________.

     Each certificate representing Other Shares shall have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following Other Stockholder:
     ________________________.

     Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

     11.2 Restrictive Legends. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

          "The securities represented by this certificate are subject to restrictions on voting and transfer and requirements of sale and the provisions as set forth in a Stockholders Agreement dated as of June 13, 1997, as amended and in effect from time to time. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request at its principal

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Omega Holdings, Inc.                                      Stockholders Agreement
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     place of business or registered office."

     Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from the certificates representing such Shares.

     11.3 1933 Act Legends. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

          "The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required."

     11.4 Stop Transfer Instruction. The Company will instruct any transfer agent not to register the Transfer of any Shares until the conditions specified in the foregoing legends are satisfied.

     11.5  Termination of Certain Restrictions.  The restrictions imposed by
Section 11.3 hereof upon the transferability of Shares shall cease and terminate as to any particular Shares (i) when, in the opinion of Ropes & Gray or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act or (ii) when such Shares have been effectively registered under the Securities Act or transferred pursuant to Rule 144. Wherever (i) such restrictions shall cease and terminate as to any Shares or (ii) such Shares shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section
11.3 hereof.

12.  AMENDMENT, TERMINATION, ETC.

     12.1 Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

     12.2 Written Modifications. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Majority Sponsors and the Majority Non-Sponsor Stockholders; provided, however, that (a) the consent of the Majority Management Stockholders shall be required for any amendment, modification, extension, termination or waiver that has a material adverse effect on the rights of the holders of Management Shares as such under this Agreement, (b) the

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Omega Holdings, Inc.                                      Stockholders Agreement
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consent of the Majority Lender Stockholders shall be required for any amendment, modification, extension, termination or waiver that has a material adverse effect on the rights of the holders of Lender Shares as such under this Agreement and (c) the consent of the Majority Other Stockholders shall be required for any amendment, modification, extension, termination or waiver that has a material adverse effect on the rights of the holders of Other Shares as such under this Agreement. Each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder.

     12.3 Termination. No termination of this Agreement or any provision hereof shall relieve any Person of liability for any breach occurring or any obligation accrued prior to such termination.

13.  DEFINITIONS.  For purposes of this Agreement:

     13.1 Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 13:

          (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

          (b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined; and

          (c) The masculine, feminine and neuter genders shall each include the other.

     13.2 Cross Reference Table. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

      Term                                Definition
      ----                                ----------
"Agreement"                               Preamble
"Board"                                   Section 2.1.1
"Call Note"                               Section 6.3
"Call Option"                             Section 6.1
"Commission"                              Section 8.3.2
"Company"                                 Preamble
"Competitor"                              Section 4.2
"Covered Person"                          Section 8.4.1, 8.4.2

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Omega Holdings, Inc.                                      Stockholders Agreement
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"Drag Along Notice"                       Section 3.2.1
"Drag Along Percentage"                   Section 3.2
"Escrow Agent"                            Section 10.2
"Expiration Date"                         Section 6.5
"Initial Lender Stockholders"             Preamble
"Initial Management Stockholders"         Preamble
"Initial Other Stockholder"               Preamble
"Initial Sponsor"                         Preamble
"Initiating Sponsors"                     Section 8.1.1
"Issuance"                                Section 7
"Majority Participating Sponsors"         Section 8.1.3
"Majority Participating Lenders"          Section 8.1.3
"Management Stockholders"                 Preamble
"Offer Notice"                            Section 4.3
"Offered Shares"                          Section 4.2
"Officer Management Stockholder"          Section 6.1
"Other Offered Securities"                Section 7.1.4
"Participation Notice"                    Section 7.1.1
"Participation Portion"                   Section 7.1.1
"Participating Purchaser Offerees"        Section 7.1.1
"Participating Buyer"                     Section 7.1.2
"Proposed Buyers"                         Section 7.1.1
"Participating Seller"                    Section 3.1.2, 3.2.1
"Proposed Purchaser"                      Section 4.1
"Proposed Transferor"                     Section 4.1
"Prospective Buyer"                       Section 3.1, 3.2
"Prospective Sponsor Seller"              Section 3.1, 3.2
"Rabbi Trust Participant"                 Preamble
"Registrable Sponsor Securities"          Section 8.1.1
"Registrable Lender Securities"           Section 8.1.2
"Registration Expenses"                   Section 8.1.4
"Sale"                                    Section 3.1
"Specified Sponsor Share 3.1 Transfer"    Section 3.1.4
"Subject Securities"                      Section 7
"Tag Along Notice"                        Section 3.1.1
"Tag Along Offerees"                      Section 3.1.1
"Tag Along Sale Percentage"               Section 3.1.1
"Trustee"                                 Preamble

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     13.3 Certain Definitions. The following terms shall have the following meanings:

          13.3.1  "Affiliate" shall mean, with respect to any Person, (a) any
                   ---------
     Person or entity which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, (b) any Person which is a director, officer, partner, joint venturer or employee of, or investor in, such Person or any Person described in clause (a) above, or
     (c) any Person which is an immediate relative of, or a trust or foundation controlled by, or controlled by an immediate relative of, such Person or any Person or entity described in clause (a) or (b) above. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract (including consulting contracts) or otherwise.

          13.3.2  "Affiliated Fund" shall mean Senior Lending Associates II,
                   ---------------
     L.P. and any fund (whether organized as a corporation, trust, general or limited partnership or other entity) under common control with the Initial Sponsors which may be organized by Butler Capital Corporation after the Closing Date as a follow-on fund to Mezzanine Lending Associates III, L.P., Senior Lending Associates II, L.P. and other prior funds and through which capital raised from institutional and/or high net worth individual investors is invested in securities of portfolio companies.

          13.3.3  "Affiliated Sponsor Buyer" shall mean each corporation, trust,
                   ------------------------
     general or limited partnership or other entity (other than the Initial Sponsors and any Affiliated Fund) controlled by, controlling or under common control with any holder of Sponsor Shares.

          13.3.4  "Binding Commitment" shall mean a writing setting forth the
                   ------------------
     agreement of the Person in question to purchase all of the Offered Shares.

          13.3.5  "Book Value" shall mean, at any time, the sum of (a)
                   ----------
     $70,000,000.00, plus (b) the cumulative consolidated net income, if any, of
                     ----
     the Company and its Subsidiaries from the Closing Date through the end of the then most recently ended fiscal quarter, minus (c) the cumulative
                                                  -----
     consolidated net loss, if any, of the Company and its Subsidiaries from the Closing Date through the end of the then most recently ended fiscal quarter, minus (d) the sum of all dividends or other distributions made
              -----
     after the Closing Date to such date in respect of stock of the Company (or in respect of Options or Convertible Securities), minus (e) the sum of all
                                                       -----
     repurchases or redemptions of stock of the Company (or Options or Convertible Securities) made after the Closing Date to such date, plus (f)
                                                                       ----
     to the extent deducted in determining cumulative

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     consolidated net income or cumulative consolidated net loss for purposes of clause (b) or (c) above, the after tax cost of all amounts paid or accrued in respect of management fees to BCC Industrial Services, Inc., plus or
                                                                     ----
     minus, as applicable, (g) any cumulative translation adjustment that arises
     -----
     in equity after the Closing Date, all as determined by the Company in accordance with generally accepted accounting principles consistently applied with the application thereof in the preparation of the audited consolidated financial statements of the Company and its subsidiaries.

          13.3.6  "Book Value Price" shall mean, as to each Management Share as
                   ----------------
     to which the same is to be calculated as a result of a Termination Event or a Put Event, as the case may be, the quotient obtained by dividing (a) the Book Value as of the date of such Termination Event or Put Event by (b) the total number of outstanding Equivalent Shares as of such date.

          13.3.7  "Cause" shall mean, with respect to the termination of
                   -----
     employment or reduction of responsibility of any Officer Management Stockholder, (a) the conviction of a felony or a crime involving moral turpitude; (b) embezzlement, misappropriation of property of the Company or any of its Subsidiaries, or any other act involving dishonesty or fraud with respect to the Company or any of its Subsidiaries, (c) any other material breach by such Officer Management Stockholder of this Agreement or any other agreement with Omega Merger Corp., the Company or any of its subsidiaries to which such Officer Management Stockholder is a party or by which he is bound, that in either case is not cured within thirty (30) days after written notice of such breach to such Officer Management Stockholder; or (d) the repeated failure, after written notice, to follow reasonable directives of an immediate supervisor or the Board.

          13.3.8  "Closing" shall mean the consummation of the transactions
                   -------
     under the Merger Financing Agreement.

          13.3.9  "Closing Date" shall mean the date of the Closing.
                   ------------

          13.3.10  "Common Stock" shall mean the Common Stock, par value $.01
                    ------------
     per share, of the Company.

          13.3.11  "Convertible Securities" shall mean any evidence of
                    ----------------------
     indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock.

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

          13.3.12  "Credit Agreement" shall mean the Credit Agreement of even
                    ----------------
     date herewith, as amended or modified from time to time, between First Bank National Association, as agent and lender, the other lenders parties thereto, and Omega, Home Crest Corporation and Panther Transport, Inc. as borrowers.

          13.3.13  "Designated Person" shall mean, in connection with the
                    -----------------
     exercise of a Call Option or Put Option, any Person designated by a majority of the entire Board of Directors of the Company to purchase all or a portion of the Management Shares subject to such Call Option or Put Option.

          13.3.14  "Disability"  of a Management Stockholder shall mean the
                    ----------
     permanent disability of such Management Stockholder. A Management Stockholder shall be determined to have incurred a "Disability" under this Agreement if he is determined to be disabled under the long-term disability policy carried by the Company or any Subsidiary that covers such Management Stockholder or, if there is no such policy, by the Board in good faith.

          13.3.15  "Equivalent Shares" shall mean: (i) as to any outstanding
                    -----------------
     shares of Common Stock, such number of shares of Common Stock, (ii) as to any outstanding Option for Common Stock or any outstanding Convertible Securities convertible into Common Stock, the maximum number of shares of Common Stock for which or into which such Option or Convertible Securities may then be exercised or converted.

          13.3.16  "Exchange Act" shall mean the Securities Exchange Act of
                    ------------
     1934, as in effect from time to time.

          13.3.17  "Fair Market Value" of any security of the Company shall
                    -----------------
     mean, solely for purposes of Section 6, the fair value of such security (as of the date of a Termination Event or Put Event, as applicable, in respect of an Officer Management Stockholder) as determined jointly in good faith by the Board and the relevant Officer Management Stockholder (or, in the event of the death of an Officer Management Stockholder, by such Officer Management Stockholder's estate, executor, administrator, or personal representative, as the case may be). If the Board and such Management Stockholder are unable to agree on such fair value within ten (10) days of the relevant Termination Event or Put Event, the Board and such Management Stockholder shall each, within seven (7) days of the expiration of such ten
     (10) day period, select a reputable investment banking or big-six accounting firm or reputable appraisal firm experienced in valuing companies of the nature and size of the Company (in each case reasonably acceptable to the other party), and one of such firms shall promptly be chosen by random selection (i.e., "by lot") to be the appraiser to determine such fair value. The determination of such appraiser shall be delivered not

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     later than the sixtieth (60th) day after the relevant Termination Event or Put Event and shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be paid one-half by the Company and one-half by such Management Stockholder. If for any reason such an appraisal is not delivered within such sixty (60) day period, then the Board shall determine the fair value of such security in good faith, and the Board's determination of such fair value shall be final and binding upon the parties, and if the failure of such appraisal to be delivered within such sixty (60) day period was not attributable to any action or inaction on the part of such Management Stockholder, then such Management Stockholder shall not be obligated to pay any part of the fees and expenses of such appraiser. The determination of fair value shall be made without regard, and no consideration shall be given, to any minority discount. For all other purposes of this Agreement, "Fair Market Value" of any security or other property shall mean, as of any date, the Board's good faith determination of the fair value of such security.

          13.3.18  "Good Reason" shall mean, with respect to the termination of
                    -----------
     employment or reduction of responsibility of any Officer Management Stockholder, (a) the substantial diminution of such Officer Management Stockholder's responsibilities or title with the Company or its Subsidiaries or the failure of the Company or any of its Subsidiaries to provide office or secretarial support to such Officer Management Stockholder substantially comparable to those enjoyed by such Officer Management Stockholder as of the date hereof, provided that Good Reason shall not arise from (i) the diminution of such Officer Management Stockholder's responsibilities or title with the Company or its Subsidiaries for Cause or as a result of the reasonable and good faith determination by the Board that such diminution shall be in the best interests of the Company and such Officer Management Stockholder shall nonetheless be entitled to remain as an executive or manager (whichever such Officer Management Stockholder was prior to such diminution) of the Company or any of its Subsidiaries on an executive or management (as the case may be) level comparable to such level attained by such Officer Management Stockholder prior to such diminution, with such authority, powers, functions, duties or responsibilities as are commensurate with the level of management attained by such Officer Management Stockholder prior to such diminution (provided that such Officer Management Stockholder shall not be required to materially change his general field of expertise), or
     (ii) a change in office or secretarial support that affects the executives of the Company and/or its Subsidiaries in an across the board and uniform manner, (b) an actual decrease in such Officer Management Stockholder's base salary in excess of ten percent (10%) thereof, except for a decrease that is across the board and uniform (in amount or percentage) and less then twenty-five percent (25%) of such base salary, (c) the unreasonable relocation of such Officer Management Stockholder, or (d) pursuant to an agreement entered into after the date hereof that has been approved by the Board between the Company or any

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     of its Subsidiaries and such Officer Management Stockholder to terminate such Officer Management Stockholder's employment, except if such Officer Management Stockholder's employment with the Company or any of its Subsidiaries could then be terminated for Cause.

          13.3.19  "Independent Investment Banking Firm" means any nationally
                    -----------------------------------
     recognized investment banking firm which does not hold any equity interest in the Company or any shareholder of the Company.

          13.3.20  "Initial Public Offering" shall mean the consummation of the
                    -----------------------
     initial sale of equity securities of the Company pursuant to a public offering thereof registered on Form S-1 (or any successor form under the Securities Act).

          13.3.21  "Lender Shares" shall mean (i) all shares of Common Stock
                    -------------
     originally issued to, or issued with respect to shares of Common Stock, Options or Convertible Securities originally issued to, any Lender Stockholder, in each case whether originally issued on or after the date hereof, and (ii) all Options and Convertible Securities originally issued to any Lender Stockholder (treating such Options and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein as the number of Equivalent Shares thereof).

          13.3.22  "Lender Stockholder" shall mean any Initial Lender
                    ------------------
     Stockholder and any Permitted Transferee of any Lender Shares.

          13.3.23  "Majority Sponsors" shall mean, as of any date, the holders
                    -----------------
     of a majority of the Sponsor Shares outstanding on such date.

          13.3.24  "Majority Lender Stockholders" shall mean, as of any date,
                    ----------------------------
     the holders of a majority of the Lender Shares outstanding on such date.

          13.3.25  "Majority Management Stockholders" shall mean, as of any
                    --------------------------------
     date, the holders of a majority of the Management Shares outstanding on such date.

          13.3.26  "Majority Management and Other Stockholders" shall mean, as
                    ------------------------------------------
     of any date, the holders of a majority of the Management Shares and Other Shares outstanding on such date, taken as a whole.

          13.3.27  "Majority Non-Sponsor Stockholders" shall mean, as of any
                    ---------------------------------
     date, the holders of a majority of the Non-Sponsor Shares.

          13.3.28  "Majority Other Stockholders" shall mean, as of any date, the
                    ---------------------------
     holders

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     of a majority of the Other Shares outstanding on such date.

          13.3.29  "Management Shares" shall mean (i) all shares of Common Stock
                    -----------------
     originally issued to, or originally issued with respect to shares of Common Stock, Options or Convertible Securities originally issued to, any Management Stockholder, in each case whether originally issued on or after the date hereof, and (ii) all Options and Convertible Securities originally issued to any Management Stockholder (treating such Options and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein as the number of Equivalent Shares thereof).

          13.3.30  "Management Stockholder" shall mean any Initial Management
                    ----------------------
     Stockholder, any Person subsequently designated by the Board as a Management Stockholder, the Trustee and any Permitted Transferee of any Management Shares.

          13.3.31  "Members of the Immediate Family" shall mean, with respect to
                    -------------------------------
     any individual, each spouse or child of such individual, each trust created solely for the benefit of one or more of the aforementioned individuals and each custodian or guardian of any property of one or more of the aforementioned individuals in his capacity as such custodian or guardian.

          13.3.32  "Merger" shall mean the merger of Omega Merger Corp., a
                    ------
     Delaware corporation, with and into the Company pursuant to the Agreement and Plan of Merger dated as of April 28, 1997, as amended, among Omega Merger Corp., the Company and the stockholders of the Company.

          13.3.33  "Merger Financing Agreement" shall mean the Merger Financing
                    --------------------------
     Agreement dated as of the date hereof among the Company, Omega and the Sponsors.

          13.3.34  "Non-Sponsor Shares"  shall mean Lender Shares, Management
                    ------------------
     Shares and Other Shares.

          13.3.35  "Omega" shall mean Omega Cabinets Ltd.
                    -----

          13.3.36  "Options" shall mean any options or warrants to subscribe
                    -------
     for, purchase or otherwise acquire Common Stock or Convertible Securities.

          13.3.37  "Officer Management Stockholder" shall mean an employee of
                    ------------------------------
     the Company or its subsidiaries to whom Management Shares were originally issued (or, if the Management Shares were originally issued to a general or limited partnership or limited liability company, the employee of the Company or its subsidiaries who is a partner or member of such partnership or limited liability company, respectively).

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

          13.3.38  "Other Shares" shall mean (i) all shares of Common Stock
                    ------------
     originally issued to, or originally issued with respect to shares of Common Stock, Options or Convertible Securities originally issued to, any Other Stockholder, in each case whether originally issued on or after the date hereof, and (ii) all Options and Convertible Securities originally issued to any Other Stockholder (treating such Options and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein as the number of Equivalent Shares thereof).

          13.3.39  "Other Stockholder" shall mean the Initial Other Stockholder,
                    -----------------
     any Person subsequently designated by the Board as an Other Stockholder and any Permitted Transferee of any Other Shares.

          13.3.40  "Permitted Transferee" shall mean (i) as to each Management
                    --------------------
     Share, a Transferee of such Management Share in compliance with Section 5.1, 5.2, 5.3 or 5.4.5, (ii) as to each Sponsor Share, a Transferee of such Sponsor Share resulting from a Transfer described in clause (ii) or clause
     (iii)(a) or (c) of Section 3.1.3; (iii) as to each Lender Share, a Transferee of such Lender Share in compliance with Section 4; and (iv) as to each Other Share, a Transferee of such Other Share in compliance with
     Section 4.

          13.3.41  "Person" shall mean any individual, partnership, corporation,
                    ------
     company, limited liability company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

          13.3.42  "Plan" shall mean the 1997 Omega Holdings, Inc. Deferred
                    ----
     Compensation Plan dated June 13, 1997.

          13.3.43  "Public Offering" shall mean a public offering and sale of
                    ---------------
     Common Stock for cash pursuant to an effective registration statement under the Securities Act.

          13.3.44  "Put Event" shall mean, with respect to any Officer
                    ---------
     Management Stockholder, the death or Disability of such individual.

          13.3.45  "Rabbi Trust" shall mean the trust established by the Company
                    -----------
     pursuant to the Rabbi Trust Agreement and the Plan.

          13.3.46  "Rabbi Trust Agreement" shall mean the agreement entered into
                    ---------------------
     between the Company and the Trustee governing the Rabbi Trust.

          13.3.47  "Registrable Securities" shall mean all shares of Common
                    ----------------------
     Stock

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     constituting Sponsor Shares, Lender Shares, Management Shares or Other Shares. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144, in each case in compliance with any applicable provisions of this Agreement.

          13.3.48  "Regulation D" shall mean Regulation D, as from time to time
                    ------------
in effect, under the Securities Act.

          13.3.49  "Retirement" means a Management Stockholder's retirement from
                    ----------
     employment by the Company or any of its Subsidiaries at or after attaining age 65.

          13.3.50  "Rule 144" shall mean Rule 144, as from time to time in
                    --------
     effect, promulgated by the Securities and Exchange Commission under the Securities Act (including without limitation clause (k) thereof).

          13.3.51  "Rule 145 Transaction" shall mean a registration on Form S-4
                    --------------------
     pursuant to Rule 145 of the Securities Act.

          13.3.52  "Securities Act" shall mean the Securities Act of 1933, as in
                    --------------
     effect from time to time.

          13.3.53  "Shares" shall mean all Sponsor Shares, Lender Shares,
                    ------
     Management Shares and Other Shares.

          13.3.54  "Significant Public Float" shall be deemed to exist at any
                    ------------------------
     time at which the Company is qualified to sell common equity securities pursuant to a registration statement on Form S-3 under the Securities Act and shares of Common Stock are listed and trading on a national securities exchange or on the NASDAQ National Market System.

          13.3.55  "Sponsor" shall mean any Initial Sponsor and any Affiliated
                    -------
     Fund to which shares of Common Stock are issued or transferred.

          13.3.56  "Sponsor Shares" shall mean (i) all shares of Common Stock
                    --------------
     originally issued to, or issued with respect to shares of Common Stock, Options or Convertible Securities originally issued to, or held by, the Sponsors, in each case whether originally issued or acquired on or after the date hereof, and (ii) all Options (including without limitation the warrant originally issued to BCC Industrial Services, Inc.) and Convertible Securities originally issued to, or held by, the Sponsors (treating such

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

     Options and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein as the number of Equivalent Shares thereof).

          13.3.57   "Stockholder" shall mean any of the Management Stockholders,
                     -----------
     the Lender Stockholders, the Other Stockholders or the Sponsors.

          13.3.58  "Termination Event" shall mean, with respect to any Officer
                    -----------------
     Management Stockholder, the termination or expiration of the employment by the Company, Omega or any other direct or indirect subsidiary of Omega of such individual, whether by reason of death, Disability, Retirement, resignation, discharge with or without Cause or for any other reason.

          13.3.59  "Transfer" shall mean any sale, pledge, assignment,
                    --------
     encumbrance or other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

14.  MISCELLANEOUS.

     14.1 Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

     14.2 Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and delivered personally or sent (i) by Federal Express, DHL or UPS, (ii) by telecopier or (iii) by registered or certified mail, postage prepaid, in each case, addressed as follows:

          If to the Company:

                    Omega Holdings, Inc.
                    1205 Peters Drive
                    Waterloo, Iowa  50703
                    Attention: Chief Executive Officer
                    Telephone:  319-235-5700
                    Telecopier:  319-235-5827

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

               with a copies to:

                    Butler Capital Corporation
                    767 Fifth Avenue
                    New York, New York  10153
                    Telephone:  212-980-0606
                    Telecopier:  212-759-0876
                    Attention:  Costa Littas

                    Ropes & Gray
                    One International Place
                    Boston, Massachusetts 02110-2624
                    Telephone:  617-951-7000
                    Telecopier:  617-951-7050
                    Attention:   R. Newcomb Stillwell, Esq.

          If to the Sponsors:

                    c/o Butler Capital Corporation
                    767 Fifth Avenue
                    New York, New York  10153
                    Telephone:  212-980-0606
                    Telecopier:  212-759-0876
                    Attention:  Costa Littas

          with a copy to:

                    Ropes & Gray
                    One International Place
                    Boston, Massachusetts 02110-2624
                    Telephone:  617-951-7000
                    Telecopier:  617-951-7050
                    Attention:  R. Newcomb Stillwell, Esq.

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

             If to the Lender Stockholder, to it at:

                            West Street Fund I, L.L.C.
                            [                   ]
                            [                   ]
                            Telephone: [            ]
                            Telecopier:[           ]
                            Attention: [          ]


                       with a copy to:

                            [                   ]
                            [                   ]
                            [                   ]
                            Telephone: [            ]
                            Telecopier:[           ]
                            Attention: [          ]

                            Citicorp (USA), Inc.
                            [                   ]
                            [                   ]
                            Telephone: [            ]
                            Telecopier:[           ]
                            Attention: [          ]

                       with a copy to:

                            [                   ]
                            [                   ]
                            [                   ]
                            Telephone: [            ]
                            Telecopier:[           ]
                            Attention: [          ]

If to any other holder of Shares, to him or it at the address or telecopier number set forth in the stock record book of the Company.

     Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

     Unless otherwise specified herein, such notices or other communications shall be

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

deemed effective (a) on the date received, if personally delivered, (b) the next business day after being sent by Federal Express, DHL or UPS to an address for which next day service is available, (c) the third business day after being sent by Federal Express, DHL or UPS other than to an address for which next day service is available, (d) the same business day, if sent by telecopier and (e) the fifth business day after being sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address or telecopier number by giving notice as aforesaid to each of the other parties hereto.

     14.3 Binding Effect, etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

     14.4 Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

     14.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

     14.6 Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof. If such construction or deletion substantially affects or alters the commercial basis of this Agreement, the parties shall negotiate in good faith to amend and modify the terms and provisions of this Agreement to give effect to the original intent of the parties.

     14.7 Joint and Several Liability of the Company and its Subsidiaries. The Company and each of its present and future Subsidiaries shall be jointly and severally liable in respect of all payment obligations of the Company under this Agreement.

     14.8  Accredited Investors.  Each of Robert J. Bertch, Henry P. Key, John
A. Goebel, Jr., Robert J. Moran, Lance E. Erlick, Henry T. Wellnitz, Michael J. Hagan, Thomas J. Schmidt, and Douglas J. Conley hereby represents and warrants to the Company that he is an "accredited investor" as defined in Regulation D.

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Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

15.  Governing Law.

     15.1 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction

     15.2 Consent to Jurisdiction. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of Delaware, provided that the Majority Sponsors or the Company may bring any such action, suit or proceeding against any other holder of Shares in any jurisdiction in which such holder is subject to personal jurisdiction. Each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of Delaware for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named courts, that he or it is immune from extraterritorial injunctive relief or other injunctive relief, that his or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of Delaware, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 14.2 is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 14.2 does not constitute good and sufficient service of process. The provisions of this Section 15.2 shall not restrict the ability of any party to enforce in any court any judgment obtained in a federal or state court of the State of Delaware.

     15.3 Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, each of the parties hereto hereby waives, and covenants that he or it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this agreement or the subject matter hereof, in each case whether now existing

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Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this section 15.3 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

     15.4 Reliance. Each of the parties hereto acknowledges that he has been informed by each other party that the provisions of Section 15 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

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Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement in one or more counterparts (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.


COMPANY:                         Omega Holdings, Inc.



                                 By
                                   --------------------------------
                                 Name:
                                 Title:


SPONSORS:                        Mezzanine Lending Associates III, L.P.

                                 By Mezzanine Lending Management III, L.P.



                                    By
                                       -----------------------------
                                       Name:  Costa Littas
                                       Title:  General Partner


                                 BCC Industrial Services, Inc.



                                    By
                                       -----------------------------
                                       Name:  Donald E. Cihak
                                       Title:

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

LENDER STOCKHOLDER:              Citicorp (usa), inc.


                                 By
                                   --------------------------------
                                 Title:

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

LENDER STOCKHOLDER:              West Street Fund I, L.L.C.

                                 By:  The Goldman Sach Group, L.P.
                                     The Managing Director

                                   By:  The Goldman Sachs Corporation
                                          The General Partner


                                      By:
                                         ------------------------------
                                      Name:
                                      Title:

Omega Holdings, Inc.                                     Stockholders Agreement
--------------------------------------------------------------------------------

OTHER
STOCKHOLDERS:

                                  -----------------------------------
                                  Name:  Robert J. Bertch



                                     -60-
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TRUSTEE OF THE
RABBI TRUST:                     AMERICAN NATIONAL BANK AND TRUST
                                 COMPANY OF CHICAGO

                                 -----------------------------------
                                 Name:

                                     -61-
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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  Charles Becker

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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  Tim Carlson

Omega Holdings, Inc.                                     Stockholders Agreement
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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name: Douglas Conley

Omega Holdings, Inc.                                     Stockholders Agreement
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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  Jeff Elenz

Omega Holdings, Inc.                                     Stockholders Agreement
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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  John Goebel

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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  Michael Hagan

Omega Holdings, Inc.                                     Stockholders Agreement
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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  Henry Key

Omega Holdings, Inc.                                     Stockholders Agreement
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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  James McCarty

Omega Holdings, Inc.                                     Stockholders Agreement
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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  Robert Moran

Omega Holdings, Inc.                                     Stockholders Agreement
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RABBI TRUST
PARTICIPANTS:

                                 ------------------------------------
                                 Name:  Thomas Schmidt

Omega Holdings, Inc.                                      Stockholders Agreement
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RABBI TRUST
PARTICIPANTS:

                                        ----------------------------------
                                        Name:  Henry Wellnitz

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Jon Bachman

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Charles Becker

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Tim Carlson

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Douglas Conley

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Jeff Elenz

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Lance Erlick

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  John Goebel

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Michael Hagan

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Henry Key

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Stan Lorenz

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  James McCarty

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Robert Moran

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Dan Oltrogge

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Thomas Schmidt

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Dale Schrad

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Henry Wellnitz

Omega Holdings, Inc.                                      Stockholders Agreement
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MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Scott Anderson

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Terry Goerdt

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Don Hinsdale

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Paul Kulas

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Earl Lytle

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  Anita Rule

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name: Brad Tilley

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

MANAGEMENT
STOCKHOLDERS:

                                        ----------------------------------
                                        Name:  James Sundheimer

Omega Holdings, Inc.                                      Stockholders Agreement
--------------------------------------------------------------------------------

                                   Schedules


Schedule 7 Existing Options and Convertible Securities


                                    Exhibits

Exhibit 6.3  Form of Call Note